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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 3, 2004 (September 1, 2004)

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation: Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service – Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 1, 2004, the Board of Directors of Helmerich & Payne, Inc. (“Registrant”) approved certain Non-Employee Director compensation. The compensation so approved became effective July 1, 2004. The attached Exhibit 10.1, incorporated herein by reference, sets forth the compensation for Non-Employee Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Schedule of Compensation for Non-Employee Directors

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: December 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Schedule of Compensation for Non-Employee Directors

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